Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees

Amended and Restated
As of January 1, 2005

Ferro Corporation
Supplemental Defined Benefit Plan
for Executive Employees

Introduction

This document (this “Plan”) is the Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees. This Plan was originally adopted and effective as of January 1, 1983, and was most recently amended and restated effective June 30, 2004. The Plan was frozen effective March 31, 2006.

This Plan is now amended and restated effective January 1, 2005, for the purpose of complying with new Code Section 409A. Code Section 409A permits deferred compensation which is earned and vested in taxable years beginning before January 1, 2005 to be exempt from Code Section 409A if the plan under which the deferral is made is not materially modified after October 3, 2004.

Ferro elects and intends to exempt from Code Section 409A the deferred compensation which was earned and vested under the Plan as of December 31, 2004. Consistent with this election, the Plan, as amended and restated effective January 1, 2005, is comprised of two parts:

•	Part A, which contains the terms of the Plan as in effect on October 4, 2004 (and as subsequently amended) which govern deferred compensation which was earned and vested under the Plan as of December 31, 2004 (the “Pre-2005 Plan”), and

•	Part B, which contains the terms of the Plan which govern deferred compensation which was earned and vested after December 31, 2004 (the “2005 Plan”).

As indicated above, the Plan was frozen effective March 31, 2006.

Table of Contents

Page

Part A:Pre-2005 Plan	A-1
Part B:2005 Plan	B-1
Execution Page	C-1

Ferro Corporation
Supplemental Defined Benefit Plan
for Executive Employees

Part A: Pre-2005 Plan

Overview

Establishment of Component Plan

The terms of the Plan as it existed on October 4, 2004, and which have not been materially modified thereafter, constitute the Pre-2005 component plan (the “Pre-2005 Plan”).

The Pre-2005 Plan is reproduced, as of December 31, 2004, in this Part A. It consists of the Plan as it was amended and restated effective June 30, 2004, and as it was further amended by the adoption of Amendment No. 1 to freeze accruals effective March 31, 2006. Treasury Regulations under Code Section 409A provide that an amendment to freeze accruals is not a material modification.

Exempt from Code Section 409A

Deferred compensation which is earned and vested in taxable years beginning before January 1, 2005 is permitted to be exempt from Code Section 409A if the plan under which the deferral is made is not materially modified after October 3, 2004.

Ferro elects and intends to exempt from Code Section 409A the deferred compensation which was earned and vested under the Plan as of December 31, 2004, pursuant to the terms of the Pre-2005 Plan.

Governs Only Pre-2005 Accruals

The Pre-2005 Plan governs only those accruals that were earned and vested under the Plan as of December 31, 2004 (the “Pre-2005 Accruals”).

A Participant’s Pre-2005 Accrual equals the present value, as of December 31, 2004, of the amount to which the Participant would have been entitled under the Plan if the Participant voluntarily terminated services without cause on December  31, 2004, and had received a payment of the benefits in the form with the maximum value available from the Plan on the earliest possible date allowed under the Plan to receive payment following the termination of services. For any subsequent calendar year, the Pre-2005 Accrual shall increase to equal the present value of the benefit the Participant actually becomes entitled to, determined under the terms of the Pre-2005 Plan (including applicable limits under the Code), as in effect on October 3, 2004 and not materially modified thereafter, without regard to any further services rendered by the Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than a Participant election under the terms of the Plan with respect to the time or form of an available benefit).

Terminology

As used in the Pre-2005 Plan, the term “Plan” refers to the Pre-2005 Plan or to the Plan, as appropriate.

Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees

Part A: Pre-2005 Plan

As Amended and Restated
June 30, 2004

Ferro Corporation
Supplemental Defined Benefit Plan
for Executive Employees

Introduction

This document (this “Plan”) is the Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees. This Plan was originally adopted and effective as of January 1, 1983.

This Plan is now amended and restated effective June 30, 2004, as follows:

ARTICLE I

NAME AND PURPOSE

1.1	Name. The name of this Plan is the “Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees.” (This Plan was previously known as the “Ferro Corporation Nonqualified Retirement Plan.”)

1.2	Plan Sponsor. The sponsor of this Plan is Ferro Corporation (“Ferro”), an Ohio corporation.

1.3	Purpose. This purpose of this Plan is to provide supplemental retirement benefits for certain management and highly compensated employees of the Ferro Group Companies whose benefits under the Qualified Plan are limited by Sections 401(a)(17) and 415 of the Code, so that the aggregate benefits provided for each such employee by the Qualified Plan and by this Plan will not be less than benefits that would be provided to each such employee by the Qualified Plan but for the limitations contained in the Qualified Plan to effect compliance with Sections 401(a)(17) and 415 of the Code.

1.4	Plan for a Select Group. This Plan covers only employees of a Ferro Group Company who are members of a “select group of management or highly compensated Participants” as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered and its benefits limited in a manner to comply with the above cited sections of ERISA.

1.5	Not a Funded Plan. Ferro intends that this Plan be deemed to be “unfunded” for tax purposes as well as for purposes of Title I of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered in a manner so that it is deemed “unfunded.”

ARTICLE II

DEFINITIONS AND INTERPRETATION

2.1	Definitions. Appendix A sets forth the definitions of certain terms used in this Plan. Those terms shall have the meanings set forth on Appendix A where used in this Plan and identified with initial capital letters.

2.2	General Rules of Construction. For purposes of interpreting this Plan,

(A)	the masculine gender will include the feminine and neuter, and vice versa, as the context requires;

(B)	the singular number will include the plural, and vice versa, as the context requires;

(C)	the present tense of a verb will include the past and future tenses, and vice versa, as the context requires; and

(D)	as provided under Article VIII, the Administrator retains the power and duty to interpret this Plan and resolve ambiguities.

ARTICLE III

PARTICIPATION

3.1	Eligibility. In order to be eligible to participate in this Plan, Ferro must determine that an individual is:

(A)	in a select group of management or highly compensated employees as set forth in Section 1.4;

(B)	a participant in the Qualified Plan; and

(C)	a participant in the Qualified Plan whose benefit payable under the Qualified Plan is limited by the provisions in the Qualified Plan to effect compliance with Sections 401(a)(17) or 415 of the Code or the elimination of the Regular Compensation Formula under the Qualified Plan.

3.2	Participation. An individual who is eligible to participate in this Plan will become a Participant in this Plan immediately on the date that he satisfies the eligibility requirements in Section 3.1.

ARTICLE IV

PLAN BENEFITS

4.1	Plan Benefits Conditioned on Noncompetition Agreement. The Plan benefits set forth in this Article IV payable to Participants whose employment with all Ferro Group Companies terminates on or after January 1, 2001, shall be conditioned upon (i) Ferro’s receipt of a Noncompetition Agreement signed by the Participant, and (ii) the Participant’s continual compliance with the terms and conditions of such Noncompetition Agreement; provided, however, the requirement that a Participant sign and continually comply with the terms and conditions of such Noncompetition Agreement shall not apply to any Participant whose employment terminates either (i) as a result of the Participant’s death prior to the commencement of Plan benefits, or (ii) following a Change in Control. If the Participant fails to so continually comply, then all of the Participant’s benefits (including, without limitation, benefits to such employee’s Participant’s Qualified Spouse or designated beneficiary or beneficiaries) under this Plan shall be automatically forfeited and repaid to Ferro as provided in Section 10.19 hereof.

4.2	Normal and Early Retirement. A Participant will receive a normal or early retirement benefit in the amount set forth in Section 4.2(A) and in the manner and form of payment set forth in Section 4.2(B).

(A)	Amount. Subject to the provisions of Section 4.4, the Plan benefit payable to a Participant upon termination of employment after eligibility for an early or normal retirement benefit under the Qualified Plan is the excess of (a) the amount of the benefit that would have been payable to the Participant under the Qualified Plan upon normal or early retirement but for the Qualified Plan limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan over (b) the amount of the benefit that is actually paid, or would be payable, to the Participant upon normal or early retirement under the provisions of the Qualified Plan. Notwithstanding the foregoing, the calculation of an early retirement benefit for a Participant who is a Ferro officer elected by Ferro’s Board of Directors shall be determined in accordance with the early retirement factors in the following column labeled “Special Factors” with the result that there shall be no benefit reduction due to age for retirement on or after age 60:

Early Retirement Factors
Age	Special Factors

65	1.00

64	1.00

63	1.00

62	1.00

61	1.00

60	1.00

59	0.94

58	0.88

57	0.82

56	0.76

55	0.70

(B)	Manner and Form of Payment. The benefit provided under Section 4.2(A) for each Participant who terminates employment with a Ferro Group Company after eligibility for an early or normal retirement benefit under the Qualified Plan, shall be paid in the form of a lump sum cash payment that is 50% or 100% of the commuted present value as determined by the Qualified Plan’s actuary using the Present Value Factors of the benefit determined under Section 4.2(A) of this Plan; provided such Participant’s Qualified Spouse consents in writing to such lump sum cash payment. If such Participant’s Qualified Spouse does not consent to the 100% or 50% commuted present value payment or consents to the 50% commuted present value payment, then such Participant’s remaining benefit under this Plan shall be in the form of monthly payments paid under the Qualified Plan commencing with the month in which benefit payments from the Qualified Plan commence and continuing to and including the month in which such employee’s death occurs, with a minimum guarantee of 120 monthly payments with such deceased Participant’s Qualified Spouse (or properly designated beneficiary or beneficiaries) receiving for the number of months left in such 120-month period a monthly benefit under this Plan equal to the benefit the deceased Participant was receiving prior to death under this Plan. If a deceased Participant’s surviving Qualified Spouse under the Qualified Plan is the beneficiary of the 120 monthly payments, a supplemental monthly benefit under this Plan equal to one-half of the monthly benefit under this Plan paid for the 120-month period, shall be payable to the surviving Qualified Spouse commencing with the month following the later of the date of such employee’s death or the end of the 120-month period, and continuing to and including the month in which the surviving Qualified Spouse’s death occurs.

4.3	Disability. A Participant will receive a disability benefit in the amount set forth in Section 4.3(A) and in the manner and form of payment set forth in Section 4.3(B).

(A)	Amount. If a Participant becomes totally and permanently disabled and receives a disability retirement benefit from the Qualified Plan, the benefit payable to the Participant under this Plan is a monthly amount equal to the excess of (a) the amount of the monthly disability retirement benefit under the Qualified Plan that would have been payable to the Participant but for the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan, over (b) the amount of the monthly disability retirement benefit that is actually paid to the Participant under the provisions of the Qualified Plan. The monthly benefit payable under this Plan terminates upon the earlier of the Participant’s recovery from the disability, death, or attainment of age 65; and, thereafter, the applicable provisions of this Article IV shall apply.

(B)	Manner and Form of Payment. The benefit provided under this Plan for each Participant who becomes totally and permanently disabled and receives a disability retirement benefit from the Qualified Plan, shall be paid in the form of monthly payments payable under the Qualified Plan commencing with the month in which benefit payments from the Qualified Plan commence and continuing to and including the month in which the earlier of the Participant’s recovery from the disability, his death or attainment of age 65 occurs.

4.4	Death. A Qualified Spouse (or properly designated beneficiary or beneficiaries) or Beneficiary will receive a death benefit in the amount set forth in Section 4.4(A) and in the manner and form of payment set forth in 4.4(B).

(A)	Amount. If a Participant dies before the commencement of Plan benefits under this Plan (other than monthly disability benefits under this Plan) and a Primary Death Benefit is payable from the Qualified Plan as a result of such employee’s death, the benefit payable under this Plan to the Participant’s Qualified Spouse (or properly designated beneficiary or beneficiaries) is the commuted present value of the excess of (a) the amount of the Primary Death Benefit, and supplemental spouse’s benefit if such employee’s Qualified Spouse is the beneficiary, that would have been payable under the Qualified Plan but for the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan, over (b) the amount of the Primary Death Benefit, and supplemental spouse’s benefit if such employee’s Qualified Spouse is the beneficiary, that is actually payable under the provisions of the Qualified Plan.

(B)	Manner and Form of Payment. The benefit provided under this Plan for the deceased Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries shall be paid in the form of a single lump sum cash payment that is the commuted present value as determined by the Qualified Plan’s actuary using the Present Value Factors of the benefit determined under Section 4.4(A) of this Plan if the Participant’s Qualified Spouse (or properly designated beneficiary or beneficiaries) consents in writing to such lump sum cash payment. If the Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries does not or do not so consent, then the deceased Participant’s benefits under this Plan shall be in the form of monthly payments commencing with the month in which benefit payments from the Qualified Plan commence and continuing for 120 monthly payments with the deceased Participant’s Qualified Spouse (or properly designated beneficiary or beneficiaries) receiving such 120 monthly payments. If the deceased Participant’s surviving Qualified Spouse is the beneficiary of the 120 monthly payments, a supplemental monthly benefit under this Plan equal to one-half of the monthly benefit paid for the 120-month period shall be payable to the surviving Qualified Spouse (if the Qualified Spouse is living at the end of the 120-month period) commencing with the month following the end of the 120-month period, and continuing to and including the month in which the surviving Qualified Spouse’s death occurs.

4.5	Other Termination of Employment. A participant will receive a deferred vested benefit in the amount set forth in Section 4.5(A) and in the manner and form of payment set forth in 4.5(B).

(A)	Amount. If a Participant terminates employment with all Ferro Group Companies other than as provided in Sections 4.2, 4.3, or 4.4 of this Plan, the benefit payable to the Participant under this Plan is the commuted present value (provided the Participant’s Qualified Spouse consents as described in Section 4.5(B)) of the excess of (a) the amount of the Qualified Plan’s deferred vested benefit that the Participant would have accrued but for the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan over (b) the deferred vested benefit that the Participant actually accrued under the provisions of the Qualified Plan.

(B)	Manner and Form of Payment. The benefit provided under this Plan for each Participant shall be paid in the form of a single lump sum cash payment that is the commuted present value as determined by the Qualified Plan’s actuary using the Present Value Factors of the benefit determined under Section 4.5(A) if the Participant’s Qualified Spouse consents in writing to such lump sum cash payment. If the Participant’s Qualified Spouse does not consent, the Participant’s benefits under this Plan shall be in the form of monthly payments commencing with the month in which benefit payments from the Qualified Plan commence and continuing to and including the month in which the Participant’s death occurs, with a minimum guarantee of 120 monthly payments with the deceased Participant’s Qualified Spouse (or properly designated beneficiaries or beneficiary) receiving for the number of months left in such 120-month period a monthly benefit under this Plan equal to the benefit the deceased Participant was receiving prior to death. If the deceased Participant’s surviving Qualified Spouse under the Qualified Plan is the beneficiary of the 120 monthly payments, a supplemental monthly benefit under this Plan equal to one-half of the monthly benefit under this Plan paid for the 120-month period shall be payable to the surviving Qualified Spouse commencing with the month following the later of the date of the Participant’s death or the end of the 120-month period, and continuing to and including the month in which the surviving Qualified Spouse’s death occurs.

4.6	Discretionary Benefit Increases. Ferro reserves the right, in its sole discretion and determination, to increase the amount of benefits payable to any person under this Plan to offset United States federal estate taxes withheld or paid from benefit payments under this Plan to Qualified Spouses who are not citizens of the United States.

4.7	Discretionary Commutation of Benefits. Notwithstanding anything contained in this Plan to the contrary, Ferro reserves the right, in its sole discretion, to commute any benefits that are being paid in the form of monthly payments, and to pay, in lieu of the monthly payments, a single, lump sum cash payment equal to the present value of a person’s monthly benefit payments, as determined by the Qualified Plan’s actuary, using the Present Value Factors.

4.8	Change in Control. If a Change in Control occurs, then all of the obligations of Ferro under this Plan shall continue to be enforceable against Ferro and any successor. Notwithstanding any provision of Article IV to the contrary, if any person entitled to benefits under this Plan is not actively employed by a Ferro Group Company at the time a Change in Control occurs, that person shall immediately receive a single, lump sum cash payment equal to the commuted present value of that person’s monthly benefit payments under this Plan (whether or not such are then in pay status), as determined by the Qualified Plan’s actuary, using the Present Value Factors.

4.9	Protective Distributions. If the Administrator determines, in its sole discretion, that a Participant is not, or may not be, a member of a “select group of management or highly compensated employees” within the meaning of Section 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of ERISA, then the Administrator may, in its sole discretion, terminate the Participant’s participation in this Plan, and distribute all benefit amounts under this Plan in a single lump sum payment equal to the commuted present value of that person’s monthly benefit payments under this Plan (whether or not they are then in pay status), as determined by the Qualified Plan’s actuary, using the Present Value Factors. Any distribution under this Section will be made at the time the Administrator determines in its sole discretion.

4.10	Tax Withholding. A Ferro Group Company may withhold, from any payment made by it under this Plan, the amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

4.11	Inability to Locate Participant. If a Ferro Group Company or the Administrator notifies a Participant or a Qualified Spouse (or properly designated beneficiary or beneficiaries) of an entitlement to an amount under this Plan and the Participant or the Qualified Spouse (or properly designated beneficiary or beneficiaries) fails to claim the amount or to disclose the location of the Participant or the Qualified Spouse (or properly designated beneficiary or beneficiaries) within three years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant or the Qualified Spouse (or properly designated beneficiary or beneficiaries) is known to the Ferro Group Company or the Administrator, the Administrator may direct distribution of the amount to any one or more or all of the next of kin, and in such proportions as the Administrator, in its sole discretion, determines. If the location of none of the foregoing persons can be determined, the Administrator will direct that the amount payable to the Participant or the Qualified Spouse (or properly designated beneficiary or beneficiaries) be forfeited. If, after the forfeiture, the Participant or the Qualified Spouse (or properly designated beneficiary or beneficiaries) later claims the benefit under this Plan, then the benefit will be reinstated without interest or earnings from the date of forfeiture. If a benefit payable to a Participant or a Qualified Spouse (or properly designated beneficiary or beneficiaries) that cannot be located is subject to escheat under state law, then no further benefit will be payable with respect to any Participant for whom payment was made by the Administrator according to the escheat provisions of state law.

ARTICLE V

RIGHTS OF PARTICIPANTS

5.1	Creditor Status of Participants. The benefits payable under this Plan shall be merely an unfunded, unsecured promise of the Ferro Group Company (by which the Participant is employed) to make benefit payments in the future and shall be liabilities solely against the general assets of such Ferro Group Company. Except as may be provided under the terms of a Trust which may be established pursuant to Article VI, neither Ferro nor any other Ferro Group Company shall be required to segregate, set aside or escrow any corporate assets to meet its obligations under this Plan. With respect to any benefits payable under this Plan, a Participant or a Qualified Spouse (or properly designated beneficiary or beneficiaries) will have the status of general unsecured creditors of the Ferro Group Company by which the Participant is employed, and may look only to that Ferro Group Company and its general assets for payment of the benefits.

5.2	Rights with Respect to the Trust. Any trust, and any assets held thereby to assist Ferro or other Ferro Group Company in meeting its obligations under this Plan, will in no way be deemed to controvert the provisions of Section 5.1 above.

5.3	Investments. In Ferro’s sole discretion, the Ferro Group Companies may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Ferro Group Companies to meet their anticipated liabilities under this Plan. Such policies, annuities or other investments, shall at all times be and remain unrestricted general property and assets of the Ferro Group Companies or property of a trust established pursuant to Article VI of this Plan. Participants and Qualified Spouses (or properly designated beneficiaries) will have no rights, other than as general creditors, with respect to any such policies, annuities or other acquired assets.

ARTICLE VI

TRUST

6.1	Establishment of Trust. Notwithstanding any other provision or interpretation of this Plan, Ferro may establish a Trust in which to hold cash, insurance policies or other assets that may be used to make, or reimburse Ferro or any other Ferro Group Company for, payments to the Participants or Qualified Spouses (or properly designated beneficiary or beneficiaries) of all or part of the benefits under this Plan. Any Trust assets shall at all times remain subject to the claims of general creditors of Ferro or the Ferro Group Company in the event of the insolvency of Ferro or the Ferro Group Company as more fully described in the Trust.

6.2	Obligation of Ferro. Notwithstanding the fact that a Trust may be established under Section 6.1, the Ferro Group Companies shall remain liable for paying the benefits under this Plan. However, any payment of benefits to a Participant or a Qualified Spouse (or a properly designated beneficiary or beneficiaries) made by a Trust will satisfy the appropriate Ferro Group Company’s obligation to make payment to such person under this Plan.

6.3	Trust Terms. A Trust established under Section 6.1 may contain any terms as Ferro may determine to be necessary or desirable. Ferro may terminate or amend a Trust established under Section 6.1 at any time, and in any manner it deems necessary or desirable, subject to the terms of any agreement under which any Trust is established or maintained.

ARTICLE VII

ADMINISTRATION AND CLAIMS PROCEDURE

7.1	Administrator. The Administrator will be Ferro, acting by and through Ferro’s Corporate Human Resources Department, unless the Board of Directors, acting itself or through an appropriate committee designates otherwise.

7.2	General Rights, Powers, and Duties of Administrator. The Administrator will be the Plan Administrator under ERISA. The Administrator will be responsible for the general administration of this Plan and will have all powers as may be necessary to carry out the provisions of this Plan and may, from time to time, establish rules for the administration of this Plan and the transaction of this Plan’s business. In addition to any powers, rights and duties set forth elsewhere in this Plan, it will have the following powers and duties:

(A)	To enact rules, regulations, and procedures and to prescribe the use of such forms as it deems advisable;

(B)	To appoint or employ agents, attorneys, actuaries, accountants, assistants or other persons (who may also be Participants in this Plan or be employed by or represent a Ferro Group Company) at the expense of the Ferro Group Companies, as it deems necessary to keep its records or to assist it in taking any other action authorized or required under this Plan;

(C)	To interpret this Plan, and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan and resolve all questions arising under this Plan;

(D)	To administer this Plan in accordance with its terms and any rules and regulations it establishes; and

(E)	To maintain records concerning this Plan as it deems sufficient to prepare reports, returns and other information required by this Plan or by law; and

(F)	To direct a Ferro Group Company to pay benefits under this Plan, and to give other directions and instructions as may be necessary for the proper administration of this Plan.

Any decision, interpretation or other action made or taken by the Administrator arising out of or in connection with this Plan, will be within the absolute discretion of the Administrator, and will be final, binding and conclusive on Ferro, all other Ferro Group Companies, and all Participants, Qualified Spouses and Beneficiaries and their respective heirs, executors, administrators, successors and assigns. The Administrator’s determinations under this Plan need not be uniform, and may be made selectively among Participants, whether or not they are similarly situated.

7.3	Information to Be Furnished to the Administrator. A Ferro Group Company will furnish the Administrator with such data and information as it may reasonably require. The records of a Ferro Group Company will be determinative of each Participant’s period of employment, termination of employment, personal data, and data regarding the Participant’s benefit under the Qualified Plan. Participants, Qualified Spouses (and properly designated beneficiaries) will furnish to the Administrator such evidence, data or information and execute such documents as the Administrator requests.

7.4	Claims for Benefits. A Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) will make all claims for payment under his Plan in writing to the Administrator in the manner prescribed by the Administrator. The Administrator will process each claim and determine entitlement to benefits within 90 days after the Administrator receives a completed application for benefits (or within 45 days if the application for benefits is based on Disability). If the Administrator needs an extension of time for processing, then the Administrator will notify the claimant before the end of the initial 90-day or 45-day period (as the case may be). The extension notice will indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision. In no event will such an extension exceed 90 days from the end of the initial period (or exceed 30 days from the end of the initial period if the claim is based on Disability unless notice is again given within the 30-day extended period and the second extended period may not exceed an additional 30 days).

7.5	Denial of Benefit. If a claim is wholly or partially denied by the Administrator, then the Administrator will notify the claimant of the denial of the claim in a writing delivered in person or mailed by first class mail to the claimant’s last known address. The notice of denial will contain:

(A)	the specific reason or reasons for denial of the claim;

(B)	a reference to the relevant Plan provisions upon which the denial is based;

(C)	a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why the material or information is necessary; and

(D)	an explanation of this Plan’s claim review procedure.

If no notice is provided, the claim will be deemed denied. The interpretations, determinations and decisions of the Administrator will be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article.

7.6	Request for Review of a Denial of a Claim for Benefits. Any claimant or any authorized representative of the claimant whose claim for benefits under this Plan has been denied or deemed denied, in whole or in part, may upon written notice to the Appeals Committee request a review by the Appeals Committee of the denial of the claim. The claimant will have 60 days from the date the claim is deemed denied or 60 days from receipt of the notice denying the claim, as the case may be (or, in the case of a claim for benefits based upon Disability, 180 days from the date the claim is deemed denied or 180 days from receipt of the notice denying the claim, as the case may be), in which to request a review by written application delivered to the Appeals Committee, which must specify the relief requested and the reason such claimant believes the denial should be reversed.

7.7	Appeals Procedure. The Appeals Committee will review the facts and relevant documents including this Plan, and interpret the facts and relevant documents including this Plan to render a decision on the claim. The review may be of written briefs submitted by the claimant, or at a hearing, or by both, as deemed necessary or appropriate by the Appeals Committee. Any hearing will be held in the main office of Ferro, or such other location as the Appeals Committee may select, on the date and at the time as the Appeals Committee designates by giving at least 15-days’ notice to the claimant, unless the claimant accepts shorter notice. The notice will specify that the claimant must indicate in writing, at least five days in advance of the hearing, the claimant’s intention to appear at the appointed time and place, or the hearing will be automatically cancelled. The reply will specify any other persons who will accompany the claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee will make every effort to schedule the hearing on a day and at a time that is convenient to both the claimant and the Appeals Committee. The claimant, or his duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing before or during the hearing.

7.8	Decision Upon Review of Denial of Claim for Benefits. In making its decision, the Appeals Committee will have full power and discretion to interpret this Plan, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan. The Appeals Committee will render a decision on the claim reviewed no more than 60 days after the receipt of the claimant’s request for review (or no more than 45 days where the claim is based on Disability), unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the 60-day period may be extended up to 120 days (or the 45-day period may be extended up to 90 days in the case of a claim based on Disability). The Appeals Committee will provide written notice of its decision to the claimant within the time frame specified. The notice will include the specific reasons for the decision and contain specific references to the relevant Plan provisions upon which the decision is based. If notice of the decision is not provided within the time frame specified, the claim will be deemed denied on review. The decision of the Appeals Committee will be final and binding in all respects on the Administrator, the Ferro Group Company and claimant involved.

7.9	Establishment of Appeals Committee. The Chief Executive Officer of Ferro will appoint three or more persons to serve as members of the Appeals Committee. The Chief Executive Officer may appoint one Appeals Committee to hear all appeals of denied benefits that arise under this Plan, or may appoint a new Appeals Committee each time an Appeals Committee is needed to hear an appeal of denied benefits that arises under this Plan. The members of the Appeals Committee will remain in office at the will of the Chief Executive Officer, and the Chief Executive Officer may remove any of the members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Chief Executive Officer, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant will not disqualify that person from acting as a member of the Appeals Committee. No member of the Appeals Committee will be disqualified from acting on any question because of the member’s interest in the question, except that no member of the Appeals Committee may act on any claim which the member has brought as a Participant, former Participant, Qualified Spouse or beneficiary under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members will act until a successor-member is appointed by the Chief Executive Officer. At the Administrator’s request, the Chief Executive Officer will notify the Administrator in writing of the names of the members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator will be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator will be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee will be addressed to its Secretary at the address of the Company.

7.10	Operation of the Appeals Committee. On all matters and questions, the decision of a majority of the members of the Appeals Committee will govern and control. A meeting need not be called or held to make any decision. The Appeals Committee will appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members will be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary will do all things directed by the Appeals Committee. Although the Appeals Committee will act by decision of a majority of its members as provided above, in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary will be deemed to have been served or made upon the Appeals Com-mittee.

7.11	Limitation of Duties. Ferro, the other Ferro Group Companies, the Administrator, the Appeals Committee and their respective officers, members, employees, and agents will have no duty or responsibility under this Plan other than the duties and responsibilities expressly assigned or delegated to them pursuant to this Plan. None of them will have any duty or responsibility with respect to those duties or responsibilities assigned or delegated to another.

7.12	Agents. The Administrator and the Appeals Committee may hire any attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its duties, any of whom may also be advisors to any Ferro Group Company or any subsidiary or affiliated company.

7.13	Expenses of Administration. No fee or compensation will be paid to the Administrator or any member of the Appeals Committee for their performance of services as such. Ferro will bear all other expenses incurred in the administration of this Plan except to the extent Ferro determines that the expenses are allocable to, and should be paid by, one or more of the Ferro Group Companies.

7.14	Indemnification. In addition to whatever rights of indemnification any member or employee of the Administrator, the Appeals Committee, Ferro or other Ferro Group Company under this Plan may be entitled to under the articles of incorporation, regulations or bylaws of the Ferro Group Companies, under any provision of law or under any other agreement, the Ferro Group Companies will satisfy any liability actually incurred by any member or employee including reasonable expenses and attorneys’ fees, and any judgments, fines, and amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding which is related to the exercise or failure to exercise by any member or employee any powers, authority, responsibilities or discretion provided under this Plan or reasonably believed by a member or employee to be provided under this Plan, and any action taken by a member or employee in connection with such exercise or failure to exercise. This indemnification for all such acts taken or omitted is intentionally broad, but will not provide indemnification for embezzlement or diversion of Plan funds for the benefit of any member or employee. This indemnification will not be provided for any claim by a Ferro Group Company or a subsidiary or affiliated company thereof against any member or employee. No indemnification will be provided to any person who is not an individual.

7.15	Limitation of Administrative Liability. Neither Ferro, any other Ferro Group Company, the Administrator, the Appeals Committee nor any of their members or employees, will be liable for any act taken by such person or entity pursuant to any provision of this Plan except for gross abuse of the discretion given them under this Plan. No member of the Administrator or Appeals Committee will be liable for the act of any other member. No member of the Board of Directors will be liable to any person for any action taken or omitted in connection with the administration of this Plan.

7.16	Limitation of Sponsor Liability. Any right or authority exercisable by Ferro or Board of Directors pursuant to any provision of this Plan will be exercised in Ferro’s capacity as sponsor of this Plan, or on behalf of Ferro in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither Ferro, nor the Board of Directors, nor any of their respective officers, members, employees, agents, and delegates, will have any liability to any party for its exercise of any such right or authority.

ARTICLE VIII

AMENDMENT AND TERMINATION

8.1	Amendment, Modification and Termination. Subject to Section 8.3 below, this Plan may be amended, modified or terminated by Ferro at any time, or from time to time, by action of an appropriate Ferro officer authorized or ratified by the Board of Directors, except that no benefit accrued under this Plan as of any date shall be reduced by any change made on or after such date in either the Qualified Plan or this Plan except to the extent such reduction results from (a) an equivalent increase in the benefits payable from the Qualified Plan as a result of an increase in the limits contained therein to effect compliance with Sections 401(a)(17) or 415 of the Code, (b) an equivalent increase in the benefits payable from the Qualified Plan as a result of the application of a change in the nondiscrimination and permitted disparity regulations under sections 401(a)(4) or 401(1) of the Code or an amendment of the Qualified Plan after December 9, 1994 pertaining thereto, or (c) a decrease in the benefits payable from the Qualified Plan as a result of the termination of the Qualified Plan under Title IV of ERISA, to the extent such decrease is required to comply with the terms of Title IV of ERISA or other applicable law or results from a reallocation of assets provided for in Section 4044(b)(4) of ERISA to prevent the disqualification of the Qualified Plan. Subject to the foregoing limitations, both this Plan and the Qualified Plan may be amended, restated, terminated or replaced by action of the Board of Directors of the Company. It is further understood that any benefits payable hereunder are in addition to and not in diminution of any amounts payable by the Company under any other plan or contract applicable to a Participant.

8.2	Actions Binding on Ferro Group Companies. Any amendments made to this Plan will be binding on all the Ferro Group Companies without the approval or consent of the Ferro Group Companies other than Ferro. Ferro may, by amendment, also terminate this Plan on behalf of all or any one of the other Ferro Group Companies in its sole discretion.

8.3	Termination or Amendment After Change in Control. If a Change of Control occurs, then, for a period of two (2) calendar years following such Change in Control, Ferro may not amend or terminate this Plan without the prior written consent of all Participants.

ARTICLE IX

FERRO GROUP COMPANIES

9.1	List of Ferro Group Companies. The Ferro Group Companies as of the Amendment and Restatement Date are Ferro and the Affiliates of Ferro listed on Appendix B to this Plan. Ferro may from time to time add or remove Ferro Affiliates from the list of Ferro Group Companies by written action of its Chief Executive Officer. The addition or deletion will not require a formal amendment to this Plan.

9.2	Delegation of Authority. Ferro is fully empowered to act on behalf of itself and the other Ferro Group Companies as it may deem appropriate in maintaining this Plan and any Trust. The adoption by Ferro of any amendment to this Plan or any Trust, or the termination of this Plan or any Trust, will constitute and represent, without any further action on the part of any Ferro Group Company, the approval, adoption, ratification or confirmation by each Ferro Group Company of any amendment or termination. In addition, the appointment of or removal by Ferro of any Administrator, any trustee or other person under this Plan or any Trust will constitute and represent, without any further action on the part of any Ferro Group Company, the appointment or removal by each Ferro Group Company of such person.

ARTICLE X

MISCELLANEOUS

10.1	No Implied Rights. Neither the establishment of this Plan nor any amendment of this Plan will be construed as giving any Participant, Beneficiary or any other person any legal or equitable right unless the right is specifically provided for in this Plan or conferred by specific action of Ferro in accordance with the terms and provisions of this Plan. Except as expressly provided in this Plan, neither Ferro nor any other Ferro Group Company will be required or be liable to make any payment under this Plan.

10.2	No Right to Ferro Group Company Assets. Neither the Participant nor any other person will acquire by reason of this Plan any right in or title to any assets, funds or property of Ferro or any other Ferro Group Company whatsoever including, without limitation, any specific funds, assets or other property which Ferro or any other Ferro Group Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable under this Plan will be paid from the general assets of the appropriate Ferro Group Company. No assets of Ferro or any other Ferro Group Company will be held in any way as collateral security for the fulfilling of the obligations of Ferro or the Ferro Group Companies under this Plan. No assets of Ferro or any other Ferro Group Company will be pledged or otherwise restricted in order to meet the obligations of this Plan. The Participant will have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of Ferro or any other Ferro Group Company. Nothing contained in this Plan constitutes a guarantee by Ferro or any other Ferro Group Company that the assets of Ferro or any other Ferro Group Company will be sufficient to pay any benefit to any person.

10.3	No Employment Rights Created. This Plan will not be deemed to constitute a contract of employment between Ferro or any of the other Ferro Group Companies and any Participant, or to confer upon any Participant or employee the right to be retained in the service of Ferro or any other Ferro Group Company for any period of time, nor shall any provision of this Plan restrict the right of Ferro or any other Ferro Group Company to discharge or otherwise deal with any Participant or other employees, with or without cause. Nothing in this Plan will be construed as fixing or regulating the compensation or other benefits payable to any Participant or other employee of Ferro or any other Ferro Group Company.

10.4	Offset. If at the time payment is to be made under this Plan the Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) or all such individuals are indebted or obligated to a Ferro Group Company, then the payment to be made to the Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) or all such individuals may, in the discretion of the Administrator at the request of the Ferro Group Company, be reduced by the amount of the indebtedness or obligation, provided, however, that an election by the Ferro Group Company not to request any reduction will not constitute a waiver of the Ferro Group Company’s claim for such indebtedness or obligation.

10.5	No Assignment. Neither the Participant nor any other person will have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey, in advance of actual receipt of the amount, if any, payable under this Plan, or any part of the amount payable from this Plan, and any attempt to do so will be void. All benefits under this Plan are expressly declared to be unassignable and non-transferable. No part of the benefits under this Plan will be, before actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

10.6	Notice. Any notice required or permitted to be given under this Plan will be sufficient if in writing and hand delivered, or sent by registered or certified mail or by overnight delivery service, and:

(A)	if given to a Ferro Group Company, delivered to the principal office of Ferro, directed to the attention of the General Counsel; or

(B)	if given to a Participant or Beneficiary, delivered to the last post office address as shown on the Ferro Group Company’s or the Administrator’s records.

Notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

10.7	Governing Laws. This Plan will be construed and administered according to the internal substantive laws of the State of Ohio to the extent not preempted by the laws of the United States of America.

10.8	Incapacity. If the Administrator determines that any Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) entitled to payment under this Plan is a minor, a person declared incompetent or a person incapable of handling his or her property, the Administrator may direct any payment to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate before making any payment. The Administrator will have no obligation thereafter to monitor or follow the application of amounts so paid. Payments made pursuant to this Section will completely discharge this Plan, any Trust, the Administrator, Ferro and all other Ferro Group Companies with respect to the payments.

10.9	Court Ordered Distributions. The Administrator is authorized to make any payments directed by court order in any action in which this Plan or the Administrator is named as a party. In addition, if a court determines that a spouse or former spouse or dependent or former dependent of a Participant has an interest in the Participant’s benefits under this Plan in connection with a property settlement or otherwise, the Administrator, in its sole discretion, will have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse’s or former spouse’s or dependent’s or former dependent’s interest in the Participant’s benefit under this Plan to that spouse or former spouse or dependent or former dependent.

10.10	Administrative Forms. All applications, elections and designations in connection with this Plan made by a Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) will become effective only when duly executed on forms provided by the Administrator and filed with the Administrator.

10.11	Independence of Plan. Except as otherwise expressly provided, this Plan will be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time under any other agreement or plan.

10.12	Responsibility for Legal Effect. Neither Ferro, any other Ferro Group Company, the Administrator, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

10.13	Successors. The terms and conditions of this Plan will inure to the benefit of and bind Ferro, the Ferro Group Companies, the Administrator and its members, the Participants, their beneficiaries, and the successors, assigns, and personal representatives of any of them.

10.14	Headings and Titles. The Section headings and titles of Articles used in this Plan are for convenience of reference only and are not to be considered in construing this Plan.

10.15	Appendices. The Appendices to this Plan constitute an integral part of this Plan and are hereby incorporated into this Plan by this reference.

10.16	Severability. If any provision or term of this Plan, or any agreement or instrument required by the Administrator, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of this Plan or the agreement or instrument will remain in full force and effect and will be enforceable as if the void or nonenforceable provision or term had never been a part of this Plan, or the agreement or instrument.

10.17	Actions by Ferro. Except as otherwise provided in this Plan, all actions of Ferro under this Plan will be taken by the Board of Directors, and be evidenced in a writing executed by an appropriate officer duly authorized.

10.18	Spousal Consent and Release. If, in the opinion of Ferro, any present, former or future spouse of an employee, entitled to benefits from this Plan shall by reason of law appear to have any interest in the Plan benefits that may be or become payable hereunder to such employee, Ferro may as a condition precedent to the making of a benefit payment hereunder, require such written consent or release as in its discretion it shall determine to be necessary, desirable or appropriate either to prevent or avoid any conflict or multiplicity of claims, or to protect the rights of any such present, former or future spouse with respect to the payment of any benefits under this Plan.

10.19	Overpayments and Repayments. If Ferro determines that the benefits actually paid under this Plan exceed the benefits that were properly payable to an employee or beneficiary pursuant to this Plan, Ferro may, in addition to exercising any other legal remedies available, reduce or suspend future benefit payments in any manner that Ferro in its sole discretion deems equitable. If a Participant fails to continually comply with the terms and conditions of the Noncompetition Agreement, then such Participant (or, if applicable, such Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries) shall, upon written demand by Ferro, immediately repay to Ferro all payments theretofore received by the Participant (or, if applicable, such Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries) under this Plan.

10.20	References to Sections of Law and Certain Defined Terms. For purposes of this Plan:

(A)	References in this Plan to the Code are to the Internal Revenue Code of 1986, as heretofore and hereafter amended, and to similar provision of subsequent federal law.

(B)	References in this Plan to ERISA are to the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, and to similar provisions of subsequent law.

(C)	References in this Plan to Qualified Spouse refer to the Qualified Plan’s defined term of “Qualified Spouse.”

(D)	References in this Plan to Regular Compensation Formula refer to the normal retirement benefit formula set forth in Section 5.5(a) of the Qualified Plan prior to its elimination by amendment to the Qualified Plan executed December 19, 1990 and effective December 31, 1989; however, for purposes of this Plan

(1)	the term “regular compensation” under the Regular Compensation Formula shall include

(a)	Performance Share Plan awards which are awarded before January 1, 2004,

(b)	amounts payable under other agreements or arrangements by reason of the proration or forfeiture of pre-January 1, 2004 Performance Share Plan awards, and

(c)	awards or compensation under any other Company incentive, reward or performance program or plan (which incentive, reward or performance program or plan was in existence prior to January 1, 2001) that was includable in “regular compensation” under the terms of the Plan document in effect prior to January 1, 2001;

(2)	amounts of deferred compensation and Performance Share Plan awards shall be included in the year in which such amounts are earned and not in the year to which such Performance Share Plan awards are deferred or in which such Performance Share Plan awards are paid;

(3)	amounts payable under clause (b) of item (1) above shall be included in the year paid, and

(4)	except as otherwise provided above, unless the Governance, Nomination & Compensation Committee of the Board of Directors of the Company determines otherwise, the term “regular compensation” under the Regular Compensation Formula shall not include awards or compensation under any Company incentive, reward or performance program or plan.

(E)	References in this Plan to “properly designated beneficiary or beneficiaries” means the beneficiary or beneficiaries named in a written beneficiary designation by an employee participant (delivered to the Company prior to such employee’s death in a form acceptable to the Company) with the written consent of the Qualified Spouse thereto; provided, however, that if a deceased employee is not survived by a Qualified Spouse and has not delivered such a written beneficiary designation to the Company prior to death, then the phrase “properly designated beneficiary or beneficiaries” means the beneficiary or beneficiaries of such deceased employee’s Qualified Plan benefit or, if none, such deceased employee’s estate.

Definitions

For purposes of this Plan, the following terms have the meanings set forth below where used in this Plan and identified with initial capital letters:

Term	Meaning
Administrator	As defined in Section 7.1 of this Plan.
Affiliate	Any entity which is a member of a controlled group of corporations with the Company under Section 414(b) of the Code, under common control with the Company under Section 414(c) of the Code, a member of an affiliated service group with the Company under Section
414(m) of the Code, or otherwise required to be aggregated with the
Company under Section 414(o) of the Code.
Amendment and Restatement Date	June 30, 2004.
Beneficial Owner	“Beneficial owner” within the meaning of Rule 13d-3 under the Exchange Act.
Board of Directors	Ferro’s Board of Directors.
Change in Control	A change in the control of Ferro that is required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. For purposes of this definition, a Change in Control will be deemed to have occurred if and when:
(a) any “person” (as such term is used in Sections 13(d)(3) and
14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Ferro representing
twenty-five percent (25%) or more of the combined voting power of
Ferro’s outstanding voting securities; or
(b) during any period of two consecutive years, the individuals set forth below in sub-paragraph (1) and (2) cease for any reason to constitute at least a majority of the Board of Directors:
(1) the individuals who at the beginning of such period constituted the Board of Directors, and
(2) any new director (other than a director designated by a person who has entered into an agreement or arrangement with Ferro to effect a transaction described in clause (a) or (c) of this
definition) whose appointment, election, or nomination for election by Ferro’s shareholders, was approved by a vote of at least
two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved; or
(c) a merger or consolidation of Ferro or one of its subsidiaries is consummated with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of Ferro outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either Ferro or the other entity which
survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or
(d) a sale or disposition by Ferro of all or substantially all Ferro’s assets is consummated.
Code	The Internal Revenue Code of 1986, as amended, and any lawful regulations or other pronouncements promulgated under that Code.
Disability	Any disability that qualifies a Participant for payment of benefits under the Qualified Plan.
ERISA	The Employee Retirement Income Security Act of 1974, as amended, and any lawful regulations or pronouncements issued under that Act.
Exchange Act	The Securities Exchange Act of 1934, as amended, and any lawful regulations or pronouncements issued under that Act.
Ferro	As defined in Section 1.2 of this Plan. Such term also includes any successor corporation or business organization that subsequently assumes Ferro’s duties and obligations under this Plan.
Ferro Group Companies	As defined in Section 9.1 of this Plan.
Noncompetition Agreement	A noncompetition, nonsolicitation, nondisparagement and confidentiality agreement in a form specified by Ferro.
Participant	As defined in Section 3.2 of this Plan.
Person	A “person” as defined under Section 3(a)(9) of the Exchange Act as modified and used in Sections 13(d) and 14(d) of the Exchange Act, excluding:
(a) Ferro or any of its subsidiaries;
(b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any of its affiliates as defined under Rule 12b-2 under Section 12 of the Exchange Act);
(c) an underwriter temporarily holding securities pursuant to an offering of such securities; or
(d) a corporation owned, directly or indirectly, by the
shareholders of Ferro in substantially the same proportion as their ownership of the stock of Ferro.
this Plan	As defined in the Introduction to this Plan.
Plan Year	The calendar year.
Present Value Factors	As used in this Plan, the term Present Value Factors means the following:
(a) For so long as the Pension Benefit Guaranty Corporation
(“PBGC”) publishes interest rates, present value shall be
calculated using the interest rate, in effect on the last day of the calendar quarter preceding the date of the Participant’s termination of employment date with all Ferro Group Companies, that would be used by the PBGC in determining the present value of a lump sum distribution in a termination of a tax-qualified defined benefit pension plan and the UP 1984 Mortality Table; and
(b) When the PBGC ceases to publish interest rates, present value shall be calculated using an interest rate that is one percent (1%)
less than the interest rate on 10-year Treasury securities (rounded to the nearest quarter percent) published by the Board of Governors of the Federal Reserve System and in effect on the last day of the calendar quarter preceding the date of the Participant’s
termination of employment date with all Ferro Group Companies and the applicable mortality table under Code Section 417(e)(3)
prescribed by the Secretary of the Treasury based on the prevailing insurance commissioners’ standard table used to determine reserves for group annuity contracts issued on the date as of which present value is being determined. Currently, the prevailing insurance commissioners’ standard table is the 1983 Group Annuity Mortality
Table.
Primary Death Benefit	The “primary death benefit” provided under the Qualified Plan.
Qualified Plan	The Ferro Corporation Retirement Plan, Plan Number 001, as
heretofore amended and as hereafter may be amended or amended and restated, together with any successor plan to which the liabilities thereunder may be transferred
Qualified Spouse	As defined in the Qualified Plan.
Termination of Employment	A Participant’s cessation of service with Ferro and the other Ferro
Group Companies, including subsidiaries and affiliates of the foregoing, for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, death, or
Disability.
Trust	The trust, if any, established pursuant to Section 6.1 of this Plan.

Ferro Group Companies

The following are the Ferro Group Companies:

Ferro Corporation

FEM Inc.

Ferro Glass & Color Corporation

Ferro International Services, Inc.

Ferro Pfanstiehl Laboratories, Inc.Ferro Corporation
Supplemental Defined Benefit Plan
for Executive Employees

Part B: 2005 Plan

Overview

Establishment of Component Plan

The provisions of the Code Section 2005 Plan are set forth in this Part B (the “2005 Plan”), which is adopted and made a part of the Plan effective, except as otherwise specified, January 1, 2005.

Governs Accruals Subject to Code Section 409A

The 2005 Plan governs all accruals under the Plan which are not Pre-2005 Accruals (the “409A Accruals”). Generally, this means that the 2005 Plan governs accruals in excess of those which were earned and vested as of December 31, 2004. As described in the Introduction, all accruals under the Plan were frozen effective March 31, 2006.

The 409A Accruals are subject to the requirements of Code Section 409A, and Ferro intends for the 2005 Plan to comply with Code Section 409A. The 2005 Plan shall be interpreted and administered so as to comply with Code Section 409A.

Terminology

As used in the 2005 Plan, the term “Plan” refers to the 2005 Plan or to the Plan, as appropriate.

Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees

Part B: 2005 Plan

Effective January 1, 2005

Ferro Corporation
Supplemental Defined Benefit Plan
for Executive Employees

2005 Plan

Introduction

This 2005 Plan is the portion of the Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees which governs 409A Accruals. The purpose for the adoption of this 2005 Plan is to comply with the requirements of Code Section 409A.

The 2005 Plan is hereby added to the Plan as follows, effective January 1, 2005, except as otherwise specified.

ARTICLE I

NAME AND PURPOSE

1.1	Name. The name of this Plan is the “Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees.” (This Plan was previously known as the “Ferro Corporation Nonqualified Retirement Plan.”)

1.2	Plan Sponsor. The sponsor of this Plan is Ferro Corporation (“Ferro”), an Ohio corporation.

1.3	Purpose. This purpose of this Plan is to provide supplemental retirement benefits for certain management and highly compensated employees of the Ferro Group Companies whose benefits under the Qualified Plan are limited by Sections 401(a)(17) and 415 of the Code, so that the aggregate benefits provided for each such employee by the Qualified Plan and by this Plan will not be less than benefits that would be provided to each such employee by the Qualified Plan but for the limitations contained in the Qualified Plan to effect compliance with Sections 401(a)(17) and 415 of the Code.

1.4	Plan for a Select Group. This Plan covers only employees of a Ferro Group Company who are members of a “select group of management or highly compensated Participants” as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered and its benefits limited in a manner to comply with the above cited sections of ERISA.

1.5	Not a Funded Plan. Ferro intends that this Plan be deemed to be “unfunded” for tax purposes as well as for purposes of Title I of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered in a manner so that it is deemed “unfunded.”

1.6	409A Compliance. It is the intention and purpose of Ferro and the Participants that this Plan shall be deemed to be at all relevant times in compliance with Section 409A of the Code and all other applicable laws in order to have the Federal income tax effect sought for such plans, and this Plan shall be so interpreted and is intended to be so administered.

ARTICLE II

DEFINITIONS AND INTERPRETATION

2.1	Definitions. Appendix A sets forth the definitions of certain terms used in this Plan. Those terms shall have the meanings set forth on Appendix A where used in this Plan and identified with initial capital letters.

2.2	General Rules of Construction. For purposes of interpreting this Plan,

(A)	the masculine gender will include the feminine and neuter, and vice versa, as the context requires;

(B)	the singular number will include the plural, and vice versa, as the context requires;

(C)	the present tense of a verb will include the past and future tenses, and vice versa, as the context requires; and

(D)	as provided under Article VII, the Administrator retains the power and duty to interpret this Plan and resolve ambiguities.

ARTICLE III

PARTICIPATION

3.1	Eligibility. In order to be eligible to participate in this Plan, Ferro must determine that an individual is:

(A)	in a select group of management or highly compensated employees as set forth in Section 1.4;

(B)	a participant in the Qualified Plan; and

(C)	a participant in the Qualified Plan whose benefit payable under the Qualified Plan is limited by the provisions in the Qualified Plan to effect compliance with Sections 401(a)(17) or 415 of the Code or the elimination of the Regular Compensation Formula under the Qualified Plan.

3.2	Participation. An individual who is eligible to participate in this Plan will become a Participant in this Plan immediately on the date that he satisfies the eligibility requirements in Section 3.1.

ARTICLE IV

PLAN BENEFITS

4.1	Plan Benefits Conditioned on Noncompetition Agreement. The Plan benefits set forth in this Article IV payable to Participants whose employment with all Ferro Group Companies terminates on or after January 1, 2001, shall be conditioned upon (i) Ferro’s receipt of a Noncompetition Agreement signed by the Participant within sixty (60) days after the Participant’s Termination of Employment (or such shorter period as may be required to ensure that distribution is made by the Time Required by Law), and (ii) the Participant’s continual compliance with the terms and conditions of such Noncompetition Agreement; provided, however, the requirement that a Participant sign and continually comply with the terms and conditions of such Noncompetition Agreement shall not apply to any Participant whose employment terminates either (i) as a result of the Participant’s death prior to the commencement of Plan benefits, or (ii) following a Change in Control. If the Participant fails to so continually comply, then all of the Participant’s benefits (including, without limitation, benefits to such employee’s Participant’s Qualified Spouse or designated beneficiary or beneficiaries) under this Plan shall be automatically forfeited and repaid to Ferro as provided in Section 10.19 hereof.

4.1A Freeze of Accrued Benefits. Notwithstanding any provision of the Plan to the contrary, effective March 31, 2006, the “benefit payable” under Sections 4.2, 4.3, 4.4 and 4.5 shall be calculated with reference to the terms of the Qualified Plan as it was amended effective on and after March 31, 2006 to cease benefit accruals (the “Frozen Qualified Plan”). Pursuant to the foregoing, the amount determined under Paragraph (A)(a) of each such Section shall be calculated based upon the terms of the Frozen Qualified Plan but without regard to the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula, and the amount determined under Paragraph (A)(b) of each such Section shall be calculated based upon the amount actually paid or payable under terms of the Frozen Qualified Plan.

4.2	Normal and Early Retirement. A Participant will receive a normal or early retirement benefit in the amount set forth in Section 4.2(A) and in the manner and form of payment set forth in Section 4.2(B).

(A)	Amount. Subject to the provisions of Section 4.4, the Plan benefit payable to a Participant under this Part B upon termination of employment after eligibility for an early or normal retirement benefit under the Qualified Plan is the excess of (a) over (b), further reduced by (c), where: (a) is the amount of the benefit that would have been payable to the Participant under the Qualified Plan upon normal or early retirement but for the Qualified Plan limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan; (b) is the amount of the benefit that is actually paid, or would be payable, to the Participant upon normal or early retirement under the provisions of the Qualified Plan; and (c) is the monthly normal or early retirement benefit that has been paid or is payable under Part A of this Plan. Notwithstanding the foregoing, the calculation of an early retirement benefit under this Part B for a Participant who is a Ferro officer elected by Ferro’s Board of Directors shall be determined in accordance with the early retirement factors in the following column labeled “Special Factors” with the result that there shall be no benefit reduction due to age for retirement on or after age 60:

Early Retirement Factors

Age	Special Factors

65	1.00

64	1.00

63	1.00

62	1.00

61	1.00

60	1.00

59	0.94

58	0.88

57	0.82

56	0.76

55	0.70

(B)	Manner and Form of Payment. The benefit provided under Section 4.2(A) of this Part B for each Participant who terminates employment with a Ferro Group Company after eligibility for an early or normal retirement benefit under the Qualified Plan, shall be paid in the form of a lump sum cash payment that is 100% of the commuted present value as determined by the Qualified Plan’s actuary using the Present Value Factors of the benefit determined under Section 4.2(A) of this Part B, such commuted present value to be determined as of the date the Participant’s benefits under Part A of this Plan are determined for payment of an immediate lump sum distribution following Termination of Employment (or, in the event an immediate lump sum distribution is not made of the Participant’s benefits under Part A, a date selected by the Administrator within ninety (90) days after the Termination of Employment). The lump sum cash payment shall be made on the date which is six (6) months following the Participant’s Termination of Employment (provided, however, that in the event of the Participant’s death after Termination of Employment, the lump sum cash payment shall be made on the date of death) and in any event by the Time Required By Law.

4.3	Disability. A Participant will receive a disability benefit in the amount set forth in Section 4.3(A) and in the manner and form of payment set forth in Section 4.3(B).

(A)	Amount. If a Participant becomes Totally and Permanently Disabled and receives a disability retirement benefit from the Qualified Plan, the benefit payable to the Participant under this Part B is a monthly amount equal to the excess of (a) over (b), further reduced by (c), where: (a) is the amount of the monthly disability retirement benefit under the Qualified Plan that would have been payable to the Participant but for the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan; (b) is the amount of the monthly disability retirement benefit that is actually paid to the Participant under the provisions of the Qualified Plan; and (c) is the monthly benefit that is payable under Part A of this Plan. The monthly benefit payable under this Part B terminates upon the earliest of the Participant’s ceasing to be Totally and Permanently Disabled, death, or attainment of age 65; and, thereafter, the applicable provisions of this Article IV shall apply.

(B)	Manner and Form of Payment. The benefit provided under Section 4.3(A) of this Part B for each Participant who becomes Totally and Permanently Disabled and receives a disability retirement benefit from the Qualified Plan, shall be paid in the form of monthly payments payable under the Qualified Plan commencing with the month in which benefit payments from the Qualified Plan commence and continuing to and including the month in which the earlier of the Participant’s ceasing to be Totally and Permanently Disabled, death or attainment of age 65.

A Participant’s right to payments under this Section 4.3 of Part B shall, to the extent such payments are considered installment payments under Code Section 409A, constitute a right to a series of separate payments.

4.4	Death. A Qualified Spouse (or properly designated beneficiary or beneficiaries) or Beneficiary will receive a death benefit in the amount set forth in Section 4.4(A) and in the manner and form of payment set forth in 4.4(B).

(A)	Amount. If a Participant dies before the commencement of Plan benefits under this Part B (other than monthly disability benefits under this Plan) and a Primary Death Benefit is payable from the Qualified Plan as a result of such employee’s death, the benefit payable under this Part B to the Participant’s Qualified Spouse (or properly designated beneficiary or beneficiaries) is the commuted present value of the excess of (a) over (b), further reduced by (c), where: (a) is the amount of the Primary Death Benefit, plus supplemental spouse’s benefit if such employee’s Qualified Spouse is the beneficiary, that would have been payable under the Qualified Plan but for the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan; (b) is the amount of the Primary Death Benefit, plus supplemental spouse’s benefit if such employee’s Qualified Spouse is the beneficiary, that is actually payable under the provisions of the Qualified Plan; and (c) is the amount of death benefit that is paid or payable under Part A of this Plan.

(B)	Manner and Form of Payment. The benefit provided under Section 4.4(A) of this Part B for the deceased Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries shall be paid in the form of a single lump sum cash payment that is 100% of the commuted present value as determined by the Qualified Plan’s actuary using the Present Value Factors of the benefit determined under Section 4.4(A) of this Plan. The lump sum cash payment shall be made on the date of death and in any event by the Time Required By Law.

4.5	Other Termination of Employment. A Participant will receive a deferred vested benefit in the amount set forth in Section 4.5(A) and in the manner and form of payment set forth in 4.5(B).

(A)	Amount. If a Participant terminates employment with all Ferro Group Companies other than as provided in Sections 4.2, 4.3, or 4.4 of this Plan, the benefit payable to the Participant under this Part B is the commuted present value of the excess of (a) over (b), further reduced by (c), where: (a) is the amount of the Qualified Plan’s deferred vested benefit that the Participant would have accrued but for the limitations pertaining to Code Sections 401(a)(17) and 415 and the elimination of the Regular Compensation Formula under the Qualified Plan; (b) is the deferred vested benefit that the Participant actually accrued under the provisions of the Qualified Plan; and (c) is the deferred vested benefit that has been paid or is payable under Part A of this Plan.

(B)	Manner and Form of Payment. The benefit provided under Section 4.5(A) of this Part B for each Participant shall be paid in the form of a single lump sum cash payment that is 100% of the commuted present value as determined by the Qualified Plan’s actuary using the Present Value Factors of the benefit determined under Section 4.5(A) of this Part B, such commuted present value to be determined as of the date the Participant’s benefits under Part A of this Plan are determined for payment of an immediate lump sum distribution following Termination of Employment (or, in the event an immediate lump sum distribution is not made of the Participant’s benefits under Part A, a date selected by the Administrator within ninety (90) days after the Termination of Employment). The lump sum cash payment shall be made on the date which is six (6) months following the Participants’ Termination of Employment (provided, however, that in the event of the Participant’s death after Termination of Employment, the lump sum cash payment shall be made on the date of death) and in any event by the Time Required By Law.

4.6	Discretionary Benefit Increases. [Intentionally blank.]

4.7	Discretionary Commutation of Benefits. [Intentionally blank.]

4.8	Change in Control. If a Change in Control occurs, then all of the obligations of Ferro under this Plan shall continue to be enforceable against Ferro and any successor. Notwithstanding any provision of Article IV to the contrary, if any person entitled to benefits under this Plan is not actively employed by a Ferro Group Company at the time a Change in Control occurs, that person shall immediately receive a single, lump sum cash payment equal to the commuted present value of that person’s monthly benefit payments under this Plan (whether or not such person is then in pay status), as determined by the Qualified Plan’s actuary, using the Present Value Factors.

4.9	Protective Distributions. If the Administrator determines that a Participant is not a member of a “select group of management or highly compensated employees” within the meaning of Section 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of ERISA, then the Administrator may, as it determines necessary to satisfy the exclusions from ERISA coverage contemplated by Section 1.4, terminate the Participant’s participation in this Plan and forfeit any amounts erroneously credited under this Plan with respect to such Participant.

4.10	Tax Withholding and Acceleration of Payment for Payment of Taxes. A Ferro Group Company may withhold, from any payment made by it under this Plan, the amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder. Further, distribution shall be made from the Plan at such time or times as the Administrator, in its sole discretion pursuant to uniform and nondiscriminatory procedures, shall determine that amounts are due for the payment of Federal Insurance Contributions Act taxes imposed under Code Sections 3101, 3121(a) or 3121(v)(2) on the 409A Accruals. Such distribution, if any, shall be made for the exclusive purpose of paying such Federal Insurance Contributions Act taxes. In addition, distribution shall be made from the Plan at such time or times as the Administrator, in its sole discretion pursuant to uniform and nondiscriminatory procedures, shall determine that amounts are due for the payment of income tax at source on wages imposed under Code Section 3401 (or the corresponding withholding provisions of applicable state, local or foreign tax laws) as a result of the payment of the Federal Insurance Contributions Act taxes, or are due for the payment of additional income tax at source on wages attributable to the pyramiding Code Section 3401 wages and taxes. Such distribution, if any, shall be made for the exclusive purpose of paying such taxes. In no event shall the amounts distributed pursuant to this Section exceed the amounts owed for the payment of Federal Insurance Contribution Act taxes and the income tax withholding related to such amounts.

4.11	Inability to Locate Participant. If a Ferro Group Company or the Administrator notifies a Participant or a Qualified Spouse (or properly designated beneficiary or beneficiaries) of an entitlement to an amount under this Plan and such person or persons fail to request payment, to provide information or to take any other action to receive payment of such amount, the Administrator shall to the extent administratively possible, direct distribution to be made on an involuntary basis to such person or persons by the Time Required by Law. If the location of a Participant, Qualified Spouse or other beneficiary cannot be determined after a prompt, reasonable good faith effort by the Administrator, the Administrator will direct that the amount payable to the Participant or the Qualified Spouse (or properly designated beneficiary or beneficiaries) be forfeited by the Time Required by Law, and no further benefit will be payable with respect to any Participant, Qualified Spouse or other beneficiary.

4.12	Distribution upon Income Inclusion under Code Section 409A and Other Acceleration Events. The prior provisions of this Article IV notwithstanding, in the event the Plan fails to meet the requirements of Code Section 409A, a Participant’s 409A Accruals shall be distributed in an amount equal to the amount which is included in income on account of the failure to comply with Code Section 409A.

4.13	General Restriction on Distribution and Acceleration of Payment. Notwithstanding any provision of the Plan to the contrary, a Participant’s 409A Accruals shall not be distributed earlier than the time permitted under Code Section 409A. Consistent with Code Section 409A, this Part B provides that distribution shall not be made before the earlier of Termination of Employment, death or disability and imposes a restriction on distribution on account of Termination of Employment by which no distribution is made until the six (6) month anniversary of the Termination of Employment.

ARTICLE V

RIGHTS OF PARTICIPANTS

5.1	Creditor Status of Participants. The benefits payable under this Plan shall be merely an unfunded, unsecured promise of the Ferro Group Company (by which the Participant is employed) to make benefit payments in the future and shall be liabilities solely against the general assets of such Ferro Group Company. Except as may be provided under the terms of a Trust which may be established pursuant to Article VI, neither Ferro nor any other Ferro Group Company shall be required to segregate, set aside or escrow any corporate assets to meet its obligations under this Plan. With respect to any benefits payable under this Plan, a Participant or a Qualified Spouse (or properly designated beneficiary or beneficiaries) will have the status of general unsecured creditors of the Ferro Group Company by which the Participant is employed, and may look only to that Ferro Group Company and its general assets for payment of the benefits.

5.2	Rights with Respect to the Trust. Any trust, and any assets held thereby to assist Ferro or other Ferro Group Company in meeting its obligations under this Plan, will in no way be deemed to controvert the provisions of Section 5.1 above.

5.3	Investments. In Ferro’s sole discretion, the Ferro Group Companies may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Ferro Group Companies to meet their anticipated liabilities under this Plan. Such policies, annuities or other investments, shall at all times be and remain unrestricted general property and assets of the Ferro Group Companies or property of a trust established pursuant to Article VI of this Plan. Participants and Qualified Spouses (or properly designated beneficiaries) will have no rights, other than as general creditors, with respect to any such policies, annuities or other acquired assets.

ARTICLE VI

TRUST

6.1	Establishment of Trust. Notwithstanding any other provision or interpretation of this Plan, Ferro may establish a Trust in which to hold cash, insurance policies or other assets that may be used to make, or reimburse Ferro or any other Ferro Group Company for, payments to the Participants or Qualified Spouses (or properly designated beneficiary or beneficiaries) of all or part of the benefits under this Plan. Any Trust assets shall at all times remain subject to the claims of general creditors of Ferro or the Ferro Group Company in the event of the insolvency of Ferro or the Ferro Group Company as more fully described in the Trust.

6.2	Obligation of Ferro. Notwithstanding the fact that a Trust may be established under Section 6.1, the Ferro Group Companies shall remain liable for paying the benefits under this Plan. However, any payment of benefits to a Participant or a Qualified Spouse (or a properly designated beneficiary or beneficiaries) made by a Trust will satisfy the appropriate Ferro Group Company’s obligation to make payment to such person under this Plan.

6.3	Trust Terms. A Trust established under Section 6.1 may contain any terms as Ferro may determine to be necessary or desirable; provided, however, that, no terms shall provide for or permit funding that would result in income inclusion under Code Section 409A(b) including, but not limited to, terms that allow for the transfer or set aside of assets offshore in a Trust, or which provide for assets to become restricted to the provision of benefits in connection with a change in the financial health of Ferro and Affiliates, and any terms which so provide shall be deemed null and void. Consistent with the foregoing, Ferro may terminate or amend a Trust established under Section 6.1 at any time, and in any manner it deems necessary or desirable, subject to the terms of any agreement under which any Trust is established or maintained.

ARTICLE VII

ADMINISTRATION AND CLAIMS PROCEDURE

7.1	Administrator. The Administrator will be Ferro, acting by and through Ferro’s Corporate Human Resources Department, unless the Board of Directors, acting itself or through an appropriate committee designates otherwise.

7.2	General Rights, Powers, and Duties of Administrator. The Administrator will be the Plan administrator under ERISA. The Administrator will be responsible for the general administration of this Plan and will have all powers as may be necessary to carry out the provisions of this Plan and may, from time to time, establish rules for the administration of this Plan and the transaction of this Plan’s business. In addition to any powers, rights and duties set forth elsewhere in this Plan, it will have the following powers and duties:

(A)	To enact rules, regulations, and procedures and to prescribe the use of such forms as it deems advisable;

(B)	To appoint or employ agents, attorneys, actuaries, accountants, assistants or other persons (who may also be Participants in this Plan or be employed by or represent a Ferro Group Company) at the expense of the Ferro Group Companies, as it deems necessary to keep its records or to assist it in taking any other action authorized or required under this Plan;

(C)	To interpret this Plan, and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan and resolve all questions arising under this Plan;

(D)	To administer this Plan in accordance with its terms and any rules and regulations it establishes;

(E)	To maintain records concerning this Plan as it deems sufficient to prepare reports, returns and other information required by this Plan or by law; and

(F)	To direct a Ferro Group Company to pay benefits under this Plan and to give other directions and instructions as may be necessary for the proper administration of this Plan.

Any decision, interpretation or other action made or taken by the Administrator arising out of or in connection with this Plan, will be within the absolute discretion of the Administrator, and will be final, binding and conclusive on Ferro, all other Ferro Group Companies, and all Participants and Beneficiaries and their respective heirs, executors, administrators, successors and assigns. Except as may be required for compliance with Code Section 409A, the Administrator’s determinations under this Plan need not be uniform, and may be made selectively among Participants, whether or not they are similarly situated.

7.3	Information to Be Furnished to the Administrator. A Ferro Group Company will furnish the Administrator with such data and information as it may reasonably require. The records of a Ferro Group Company will be determinative of each Participant’s period of employment, termination of employment, personal data, and data regarding the Participant’s benefit under the Qualified Plan. Participants, Qualified Spouses (and properly designated beneficiaries) will furnish to the Administrator such evidence, data or information and execute such documents as the Administrator requests.

7.4	Claims for Benefits. A Participant or Beneficiary must make a claim for payment under this Plan in writing to the Administrator in the manner prescribed by the Administrator as soon as administratively practicable following the distribution event. The Administrator will process each claim and determine entitlement to benefits within 90 days after the Administrator receives a completed application for benefits (or within such shorter period as may be required to ensure that payment is made by the Time Required by Law). If the Administrator needs an extension of time for processing because calculation of the benefit amount is not administratively practicable, then the Administrator will notify the claimant before the end of the initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision. In no event will such an extension exceed 90 days from the end of the initial period.

7.5	Denial of Benefit. If a claim is wholly or partially denied by the Administrator, then the Administrator will notify the claimant of the denial of the claim in a writing delivered in person or mailed by first class mail to the claimant’s last known address. The notice of denial will contain:

(A)	the specific reason or reasons for denial of the claim;

(B)	a reference to the relevant Plan provisions upon which the denial is based;

(C)	a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why the material or information is necessary; and

(D)	an explanation of this Plan’s claim review procedure.

If no notice is provided, the claim will be deemed denied. The interpretations, determinations and decisions of the Administrator will be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article.

7.6	Request for Review of a Denial of a Claim for Benefits. Any claimant or any authorized representative of the claimant whose claim for benefits under this Plan has been denied or deemed denied, in whole or in part, may upon written notice to the Appeals Committee request a review by the Appeals Committee of the denial of the claim. The claimant will have 60 days from the date the claim is deemed denied or 60 days from receipt of the notice denying the claim, as the case may be (or, in the case of a claim for benefits based upon Disability, 180 days from the date the claim is deemed denied or 180 days from receipt of the notice denying the claim, as the case may be), in which to request a review by written application delivered to the Appeals Committee, which must specify the relief requested and the reason such claimant believes the denial should be reversed.

7.7	Appeals Procedure. The Appeals Committee will review the facts and relevant documents including this Plan, and interpret the facts and relevant documents including this Plan to render a decision on the claim. The review may be of written briefs submitted by the claimant, or at a hearing, or by both, as deemed necessary or appropriate by the Appeals Committee. Any hearing will be held in the main office of Ferro, or such other location as the Appeals Committee may select, on the date and at the time as the Appeals Committee designates by giving at least 15-days’ notice to the claimant, unless the claimant accepts shorter notice. The notice will specify that the claimant must indicate in writing, at least five days in advance of the hearing, the claimant’s intention to appear at the appointed time and place, or the hearing will be automatically cancelled. The reply will specify any other persons who will accompany the claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee will make every effort to schedule the hearing on a day and at a time that is convenient to both the claimant and the Appeals Committee. The claimant, or his duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing before or during the hearing.

7.8	Decision Upon Review of Denial of Claim for Benefits. In making its decision, the Appeals Committee will have full power and discretion to interpret this Plan, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan. The Appeals Committee will render a decision on the claim reviewed no more than 60 days after the receipt of the claimant’s request for review (or no more than 45 days where the claim is based on Disability), unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the 60-day period may be extended up to 120 days (or the 45-day period may be extended up to 90 days in the case of a claim based on Disability). The Appeals Committee will provide written notice of its decision to the claimant within the time frame specified. The notice will include the specific reasons for the decision and contain specific references to the relevant Plan provisions upon which the decision is based. If notice of the decision is not provided within the time frame specified, the claim will be deemed denied on review. The decision of the Appeals Committee will be final and binding in all respects on the Administrator, the Ferro Group Company and claimant involved.

7.9	Establishment of Appeals Committee. The Chief Executive Officer of Ferro will appoint three or more persons to serve as members of the Appeals Committee. The Chief Executive Officer may appoint one Appeals Committee to hear all appeals of denied benefits that arise under this Plan, or may appoint a new Appeals Committee each time an Appeals Committee is needed to hear an appeal of denied benefits that arises under this Plan. The members of the Appeals Committee will remain in office at the will of the Chief Executive Officer, and the Chief Executive Officer may remove any of the members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Chief Executive Officer, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant will not disqualify that person from acting as a member of the Appeals Committee. No member of the Appeals Committee will be disqualified from acting on any question because of the member’s interest in the question, except that no member of the Appeals Committee may act on any claim which the member has brought as a Participant, former Participant, Qualified Spouse or beneficiary under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members will act until a successor-member is appointed by the Chief Executive Officer. At the Administrator’s request, the Chief Executive Officer will notify the Administrator in writing of the names of the members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator will be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator will be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee will be addressed to its Secretary at the address of the Company.

7.10	Operation of the Appeals Committee. On all matters and questions, the decision of a majority of the members of the Appeals Committee will govern and control. A meeting need not be called or held to make any decision. The Appeals Committee will appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members will be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary will do all things directed by the Appeals Committee. Although the Appeals Committee will act by decision of a majority of its members as provided above, in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary will be deemed to have been served or made upon the Appeals Com-mittee.

7.11	Limitation of Duties. Ferro, the other Ferro Group Companies, the Administrator, the Appeals Committee and their respective officers, members, employees, and agents will have no duty or responsibility under this Plan other than the duties and responsibilities expressly assigned or delegated to them pursuant to this Plan. None of them will have any duty or responsibility with respect to those duties or responsibilities assigned or delegated to another.

7.12	Agents. The Administrator and the Appeals Committee may hire any attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its duties, any of whom may also be advisors to any Ferro Group Company or any subsidiary or affiliated company.

7.13	Expenses of Administration. No fee or compensation will be paid to the Administrator or any member of the Appeals Committee for their performance of services as such. Ferro will bear all other expenses incurred in the administration of this Plan except to the extent Ferro determines that the expenses are allocable to, and should be paid by, one or more of the Ferro Group Companies.

7.14	Indemnification. In addition to whatever rights of indemnification any member or employee of the Administrator, the Appeals Committee, Ferro or other Ferro Group Company under this Plan may be entitled to under the articles of incorporation, regulations or bylaws of the Ferro Group Companies, under any provision of law or under any other agreement, the Ferro Group Companies will satisfy any liability actually incurred by any member or employee including reasonable expenses and attorneys’ fees, and any judgments, fines, and amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding which is related to the exercise or failure to exercise by any member or employee any powers, authority, responsibilities or discretion provided under this Plan or reasonably believed by a member or employee to be provided under this Plan, and any action taken by a member or employee in connection with such exercise or failure to exercise. This indemnification for all such acts taken or omitted is intentionally broad, but will not provide indemnification for embezzlement or diversion of Plan funds for the benefit of any member or employee. This indemnification will not be provided for any claim by a Ferro Group Company or a subsidiary or affiliated company thereof against any member or employee. No indemnification will be provided to any person who is not an individual.

7.15	Limitation of Administrative Liability. Neither Ferro, any other Ferro Group Company, the Administrator, the Appeals Committee nor any of their members or employees, will be liable for any act taken by such person or entity pursuant to any provision of this Plan except for gross abuse of the discretion given them under this Plan. No member of the Administrator or Appeals Committee will be liable for the act of any other member. No member of the Board of Directors will be liable to any person for any action taken or omitted in connection with the administration of this Plan.

7.16	Limitation of Sponsor Liability. Any right or authority exercisable by Ferro or Board of Directors pursuant to any provision of this Plan will be exercised in Ferro’s capacity as sponsor of this Plan, or on behalf of Ferro in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither Ferro, nor the Board of Directors, nor any of their respective officers, members, employees, agents, and delegates, will have any liability to any party for its exercise of any such right or authority.

ARTICLE VIII

AMENDMENT AND TERMINATION

8.1	Amendment, Modification and Termination. Subject to Section 8.3 below, this Plan may be amended, modified or terminated by Ferro at any time, or from time to time, by action of an appropriate Ferro officer authorized or ratified by the Board of Directors, except that no benefit accrued under this Plan as of any date shall be reduced by any change made on or after such date in either the Qualified Plan or this Plan except to the extent such reduction results from (a) an equivalent increase in the benefits payable from the Qualified Plan as a result of an increase in the limits contained therein to effect compliance with Sections 401(a)(17) or 415 of the Code, (b) an equivalent increase in the benefits payable from the Qualified Plan as a result of the application of a change in the nondiscrimination and permitted disparity regulations under sections 401(a)(4) or 401(1) of the Code or an amendment of the Qualified Plan after December 9, 1994 pertaining thereto, or (c) a decrease in the benefits payable from the Qualified Plan as a result of the termination of the Qualified Plan under Title IV of ERISA, to the extent such decrease is required to comply with the terms of Title IV of ERISA or other applicable law or results from a reallocation of assets provided for in Section 4044(b)(4) of ERISA to prevent the disqualification of the Qualified Plan. Subject to the foregoing limitations, both this Plan and the Qualified Plan may be amended, restated, terminated or replaced by action of the Board of Directors of the Company; provided that no amendment, modification or termination of this Plan will be effective prior to the date permitted under Code Section 409A, which, in certain circumstances, is 12 months following the adoption of such amendment, modification or termination. It is further understood that any benefits payable hereunder are in addition to and not in diminution of any amounts payable by the Company under any other plan or contract applicable to a Participant.

8.2	Actions Binding on Ferro Group Companies. Any amendments made to this Plan will be binding on all the Ferro Group Companies without the approval or consent of the Ferro Group Companies other than Ferro. Ferro may, by amendment, also terminate this Plan on behalf of all or any one of the other Ferro Group Companies in its sole discretion.

8.3	Termination or Amendment After Change in Control. If a Change of Control occurs, then, for a period of two (2) calendar years following such Change in Control, Ferro may not amend or terminate this Plan without the prior written consent of all Participants.

8.4	Distribution of Benefits on Plan Termination. In the event Ferro elects to amend, modify or terminate the Plan as provided under Section 8.1, no right to the payment of benefits shall arise as a result. The prior provisions notwithstanding, Ferro may, in its discretion, provide by amendment to the Plan a right to the payment of all Participants’ 409A Accruals as a result of the liquidation and termination of the Plan where:

(A)	the termination and liquidation does not occur proximate to a downturn in the financial health of Ferro and Affiliates;

(B)	the Plan and all arrangements required to be aggregated with the Plan under Code Section 409A are terminated and liquidated;

(C)	no payments, other than those that would be payable under the terms of the Plan and the aggregated arrangements if the termination and liquidation had not occurred, are made within twelve (12) months of the date Ferro takes all necessary action to irrevocably terminate and liquidate the Plan;

(D)	all payments are made within twenty-four (24) months of the date Ferro takes all necessary action to irrevocably terminate and liquidate the Plan; and

(E)	Ferro and Affiliates do not adopt a new arrangement that would be aggregated with any terminated arrangement under Code Section 409A, at any time within three (3) years following the date Ferro takes all necessary action to irrevocably terminate and liquidate the Plan.

Similarly, Ferro may, in its discretion, provide by amendment to liquidate and terminate the Plan where the termination and liquidation occurs within twelve (12) months of a corporate dissolution taxed under Code Section 331, or with the approval of a bankruptcy court pursuant to 11 United States Code § 503(b)(1)(A), provided that all amounts deferred under the Plan are included in the Participants’ gross incomes in the latest of the following years (or, if earlier, the taxable year in which the amount is actually or constructively received):

(A)	the calendar year in which the termination occurs;

(B)	the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or

(C)	the first calendar year in which the payment is administratively practicable.

ARTICLE IX

FERRO GROUP COMPANIES

9.1	List of Ferro Group Companies. The Ferro Group Companies as of the Amendment and Restatement Date are Ferro and the Affiliates of Ferro listed on Appendix B to this Plan. Ferro may from time to time add or remove Ferro Affiliates from the list of Ferro Group Companies by written action of its Chief Executive Officer. The addition or deletion will not require a formal amendment to this Plan.

9.2	Delegation of Authority. Ferro is fully empowered to act on behalf of itself and the other Ferro Group Companies as it may deem appropriate in maintaining this Plan and any Trust. The adoption by Ferro of any amendment to this Plan or any Trust, or the termination of this Plan or any Trust, will constitute and represent, without any further action on the part of any Ferro Group Company, the approval, adoption, ratification or confirmation by each Ferro Group Company of any amendment or termination. In addition, the appointment of or removal by Ferro of any Administrator, any trustee or other person under this Plan or any Trust will constitute and represent, without any further action on the part of any Ferro Group Company, the appointment or removal by each Ferro Group Company of such person.

ARTICLE X

MISCELLANEOUS

10.1	No Implied Rights. Neither the establishment of this Plan nor any amendment of this Plan will be construed as giving any Participant, Beneficiary or any other person any legal or equitable right unless the right is specifically provided for in this Plan or conferred by specific action of Ferro in accordance with the terms and provisions of this Plan. Except as expressly provided in this Plan, neither Ferro nor any other Ferro Group Company will be required or be liable to make any payment under this Plan.

10.2	No Right to Ferro Group Company Assets. Neither the Participant nor any other person will acquire by reason of this Plan any right in or title to any assets, funds or property of Ferro or any other Ferro Group Company whatsoever including, without limitation, any specific funds, assets or other property which Ferro or any other Ferro Group Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable under this Plan will be paid from the general assets of the appropriate Ferro Group Company. No assets of Ferro or any other Ferro Group Company will be held in any way as collateral security for the fulfilling of the obligations of Ferro or the Ferro Group Companies under this Plan. No assets of Ferro or any other Ferro Group Company will be pledged or otherwise restricted in order to meet the obligations of this Plan. The Participant will have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of Ferro or any other Ferro Group Company. Nothing contained in this Plan constitutes a guarantee by Ferro or any other Ferro Group Company that the assets of Ferro or any other Ferro Group Company will be sufficient to pay any benefit to any person.

10.3	No Employment Rights Created. This Plan will not be deemed to constitute a contract of employment between Ferro or any of the other Ferro Group Companies and any Participant, or to confer upon any Participant or employee the right to be retained in the service of Ferro or any other Ferro Group Company for any period of time, nor shall any provision of this Plan restrict the right of Ferro or any other Ferro Group Company to discharge or otherwise deal with any Participant or other employees, with or without cause. Nothing in this Plan will be construed as fixing or regulating the compensation or other benefits payable to any Participant or other employee of Ferro or any other Ferro Group Company.

10.4	Offset. If at the time payment is to be made under this Plan the Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) or all such individuals are indebted or obligated to a Ferro Group Company, then the payment of any 409A Accruals to be made to the Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) or all individuals may, at the discretion of the Administrator at the request of the Ferro Group Company, be reduced by the amount of the indebtedness or obligation, but only if:

(A)	such debt is incurred in the ordinary course of the service relationship between the Participant and the Ferro Group Company,

(B)	in any taxable year of Ferro and Affiliates the entire amount of reduction does not exceed $5,000, and

(C)	the reduction is made at the same time and in the same amount as the debt otherwise would have been due and collected from the Participant.

An election by the Ferro Group Company not to request any reduction will not constitute a waiver of the Ferro Group Company’s claim for such indebtedness or obligation.

10.5	No Assignment. Neither the Participant nor any other person will have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey, in advance of actual receipt of the amount, if any, payable under this Plan, or any part of the amount payable from this Plan, and any attempt to do so will be void. All benefits under this Plan are expressly declared to be unassignable and non-transferable. No part of the benefits under this Plan will be, before actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

10.6	Notice. Any notice required or permitted to be given under this Plan will be sufficient if in writing and hand delivered, or sent by registered or certified mail or by overnight delivery service, and:

(A)	if given to a Ferro Group Company, delivered to the principal office of Ferro, directed to the attention of the General Counsel; or

(B)	if given to a Participant or Beneficiary, delivered to the last post office address as shown on the Ferro Group Company’s or the Administrator’s records.

Notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

10.7	Governing Laws. This Plan will be construed and administered according to the internal substantive laws of the State of Ohio to the extent not preempted by the laws of the United States of America.

10.8	Incapacity. If the Administrator determines that any Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) entitled to payment under this Plan is a minor, a person declared incompetent or a person incapable of handling his or her property, the Administrator may direct any payment to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate before making any payment. The Administrator will have no obligation thereafter to monitor or follow the application of amounts so paid. Payments made pursuant to this Section will completely discharge this Plan, any Trust, the Administrator, Ferro and all other Ferro Group Companies with respect to the payments.

10.9	Court Ordered Distributions. If a court issues a domestic relations order as defined in Code Section 414(p)(1)(B) by which a spouse or former spouse or dependent or former dependent of a Participant is provided an interest in the Participant’s benefits under this Plan in connection with a property settlement or otherwise, the Administrator shall, notwithstanding any election made by the Participant or the Participant’s eligibility for distribution, distribute the spouse’s or former spouse’s or dependent’s or former dependent’s interest in the Participant’s benefit under this Plan to that spouse or former spouse or dependent or former dependent, as provided under such domestic relations order.

10.10	Administrative Forms. All applications, elections and designations in connection with this Plan made by a Participant or Qualified Spouse (or properly designated beneficiary or beneficiaries) will become effective only when duly executed on forms provided by the Administrator and filed with the Administrator.

10.11	Independence of Plan. Except as otherwise expressly provided, this Plan will be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time under any other agreement or plan.

10.12	Responsibility for Legal Effect. Neither Ferro, any other Ferro Group Company, the Administrator, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

10.13	Successors. The terms and conditions of this Plan will inure to the benefit of and bind Ferro, the Ferro Group Companies, the Administrator and its members, the Participants, their beneficiaries, and the successors, assigns, and personal representatives of any of them.

10.14	Headings and Titles. The Section headings and titles of Articles used in this Plan are for convenience of reference only and are not to be considered in construing this Plan.

10.15	Appendices. The Appendices to this Plan constitute an integral part of this Plan and are hereby incorporated into this Plan by this reference.

10.16	Severability. If any provision or term of this Plan, or any agreement or instrument required by the Administrator, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of this Plan or the agreement or instrument will remain in full force and effect and will be enforceable as if the void or nonenforceable provision or term had never been a part of this Plan, or the agreement or instrument.

10.17	Actions by Ferro. Except as otherwise provided in this Plan, all actions of Ferro under this Plan will be taken by the Board of Directors, and be evidenced in a writing executed by an appropriate officer duly authorized.

10.18	Spousal Consent and Release. If, in the opinion of Ferro, any present, former or future spouse of an employee, entitled to benefits from this Plan shall by reason of law appear to have any interest in the Plan benefits that may be or become payable hereunder to such employee, Ferro may as a condition precedent to the making of a benefit payment hereunder, require such written consent or release as in its discretion it shall determine to be necessary, desirable or appropriate either to prevent or avoid any conflict or multiplicity of claims, or to protect the rights of any such present, former or future spouse with respect to the payment of any benefits under this Plan.

10.19	Overpayments and Repayments. Benefits are provided only as set forth under the terms of this Plan. Payments at a time or in an amount other than as set forth under the terms of the Plan are not authorized, and Ferro will take all reasonable steps to ensure that the amount and timing of benefit payments are in accordance with the Plan’s terms. In the event Ferro determines that the benefits actually paid under this Plan to a Participant, beneficiary or other person exceed the benefits that were properly payable, or were paid prior to the proper time for payment, Ferro shall immediately demand repayment of such excess amounts. The Participant, Beneficiary or other person is obligated to return such excess amounts upon demand from Ferro. In the event the Participant, beneficiary or other person fails to return the excess amounts, Ferro shall exercise any available legal remedies which are consistent with the terms and purpose of the Plan. In the event excess amounts have been paid as monthly disability payments, to the extent permitted under Code Section 409A, Ferro shall reduce the amount of some or all of the remaining scheduled payments to offset the excess amounts paid. If a Participant fails to continually comply with the terms and conditions of the Noncompetition Agreement, then such Participant (or, if applicable, such Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries) shall, upon written demand by Ferro, immediately repay to Ferro all payments theretofore received by the Participant (or, if applicable, such Participant’s Qualified Spouse or properly designated beneficiary or beneficiaries) under this Plan.

10.20	References to Sections of Law and Certain Defined Terms.

(A)	References in this Plan to the Code are to the Internal Revenue Code of 1986, as heretofore and hereafter amended, and to similar provision of subsequent federal law.

(B)	References in this Plan to ERISA are to the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, and to similar provisions of subsequent law.

(C)	References in this Plan to Qualified Spouse refer to the Qualified Plan’s defined term of “Qualified Spouse.”

(D)	References in this Plan to Regular Compensation Formula refer to the normal retirement benefit formula set forth in Section 5.5(a) of the Qualified Plan prior to its elimination by amendment to the Qualified Plan executed December 19, 1990 and effective December 31, 1989; however, for purposes of this Plan

(1)	the term “regular compensation” under the Regular Compensation Formula shall include

(a)	Performance Share Plan awards which are awarded before January 1, 2004,

(b)	amounts payable under other agreements or arrangements by reason of the proration or forfeiture of pre-January 1, 2004 Performance Share Plan awards, and

(c)	awards or compensation under any other Company incentive, reward or performance program or plan (which incentive, reward or performance program or plan was in existence prior to January 1, 2001) that was includable in “regular compensation” under the terms of the Plan document in effect prior to January 1, 2001;

(2)	amounts of deferred compensation and Performance Share Plan awards shall be included in the year in which such amounts are earned and not in the year to which such Performance Share Plan awards are deferred or in which such Performance Share Plan awards are paid;

(3)	amounts payable under clause (b) of item (1) above shall be included in the year paid;

(4)	except as otherwise provided above, unless the Compensation Committee of the Board of Directors of the Company (or its predecessor or successor, as applicable) determines otherwise, the term “regular compensation” under the Regular Compensation Formula shall not include awards or compensation under any Company incentive, reward or performance program or plan; and

(5)	consistent with the foregoing provisions of this Section 10.20(D) and the terms of the Frozen Qualified Plan, no Participant shall be credited with regular compensation under the Regular Compensation Formula on or after April 1, 2006. In determining a Participant’s regular compensation for the Plan Year ending December 31, 2006, a Participant shall be credited with regular compensation equal to the amount of regular compensation that would have been credited to the Participant pursuant to the foregoing provisions of this Section 10.20(D) for such Plan Year if the Participant had continued to be credited with regular compensation for the remainder of such Plan Year at the rate of regular compensation in effect for such Participant for the period beginning January 1, 2006 and ending on the earlier of March 31, 2006 or the date of the Participant’s termination of employment (the “2006 Compensation Determination Period”). Without limiting the foregoing, in determining the rate of regular compensation in effect for a Participant for the 2006 Compensation Determination Period, regular compensation shall include awards or compensation under any Company incentive, reward, or performance program or plan that was in existence prior to January 1, 2001 and was includable in “regular compensation” under the terms of the Plan document in effect prior to January 1, 2001 (but excluding Performance Share Plan awards which were awarded on or after January 1, 2004) that was earned during the 2006 Compensation Determination Period.

(E)	References in this Plan to “properly designated beneficiary or beneficiaries” means the beneficiary or beneficiaries named in a written beneficiary designation by an employee participant (delivered to the Company prior to such employee’s death in a form acceptable to the Company) with the written consent of the Qualified Spouse thereto; provided, however, that if a deceased employee is not survived by a Qualified Spouse and has not delivered such a written beneficiary designation to the Company prior to death, then the phrase “properly designated beneficiary or beneficiaries” means the beneficiary or beneficiaries of such deceased employee’s Qualified Plan benefit or, if none, such deceased employee’s estate.

Definitions

For purposes of this Plan, the following terms have the meanings set forth below where used in this Plan and identified with initial capital letters:

Term	Meaning
2005 Plan	The provisions of the Plan set forth in Part B, which govern 409A Accruals.
409A Accruals	All accruals under the Plan which are not Pre-2005 Accruals (generally, amounts which are earned and vested under the Plan after December 31, 2004).
Administrator	As defined in Section 7.1 of this Plan.
Affiliate	Any corporation or business entity during any period during which it would be treated, together with the Company, as a single employer for purposes of Code Section 414(b) or (c).
Amendment and Restatement Date	January 1, 2005
Beneficial Owner	“Beneficial owner” within the meaning of Rule 13d-3 under the Exchange Act.
Board of Directors	Ferro’s Board of Directors.
Change in Control	A change in the control of Ferro that is required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. For purposes of this definition, to the extent consistent with the foregoing, a Change in Control will be deemed to have occurred if and when:
(a) any “person” (as such term is used in Sections 13(d)(3) and
14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Ferro representing
twenty-five percent (25%) or more of the combined voting power of
Ferro’s outstanding voting securities; or
(b) during any period of two consecutive years, the individuals set forth below in sub-paragraph (1) and (2) cease for any reason to constitute at least a majority of the Board of Directors:
(1) the individuals who at the beginning of such period constituted the Board of Directors, and
(2) any new director (other than a director designated by a person who has entered into an agreement or arrangement with Ferro to effect a transaction described in clause (a) or (c) of this
definition) whose appointment, election, or nomination for election by Ferro’s shareholders, was approved by a vote of at least
two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved; or
(c) a merger or consolidation of Ferro or one of its subsidiaries is consummated with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of Ferro outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either Ferro or the other entity which
survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or
(d) a sale or disposition by Ferro of all or substantially all
Ferro’s assets is consummated.
Notwithstanding the foregoing, for purposes of triggering the lump-sum cash payment under Section 4.8, only the occurrence of an above-listed event which also constitutes a “change in the
ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the
corporation” under Code Section 409A shall constitute a Change in
Control.
Code	The Internal Revenue Code of 1986, as amended, and any lawful regulations or other pronouncements promulgated under that Code.
ERISA	The Employee Retirement Income Security Act of 1974, as amended, and any lawful regulations or pronouncements issued under that Act.
Exchange Act	The Securities Exchange Act of 1934, as amended, and any lawful regulations or pronouncements issued under that Act.
Ferro	As defined in Section 1.2 of this Plan. Such term also includes any successor corporation or business organization that subsequently assumes Ferro’s duties and obligations under this Plan.
Ferro Group Companies	As defined in Section 9.1 of this Plan.
Noncompetition Agreement	A noncompetition, nonsolicitation, nondisparagement and confidentiality agreement in a form specified by Ferro.
Person	A “person” as defined under Section 3(a)(9) of the Exchange Act as modified and used in Sections 13(d) and 14(d) of the Exchange Act, excluding:
(a) Ferro or any of its subsidiaries;
(b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any of its affiliates as defined under Rule 12b-2 under Section 12 of the Exchange Act);
(c) an underwriter temporarily holding securities pursuant to an offering of such securities; or
(d) a corporation owned, directly or indirectly, by the
shareholders of Ferro in substantially the same proportion as their ownership of the stock of Ferro.
this Plan	The Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees, or a component plan, as appropriate
Plan Year	The calendar year.
Pre-2005 Accruals	Accruals that were earned and vested under the Plan as of December 31, 2004, as defined in the Overview to the Pre-2005 Plan.
Pre-2005 Plan	The provisions of the Plan set forth in Part A, which govern Pre-2005 Accruals.
Present Value Factors	As used in this Plan, the term Present Value Factors means the following:
(a) For so long as the Pension Benefit Guaranty Corporation
(“PBGC”) publishes interest rates, present value shall be
calculated using the interest rate, in effect on the last day of the calendar quarter preceding the date of the Participant’s termination of employment date with all Ferro Group Companies, that would be used by the PBGC in determining the present value of a lump sum distribution in a termination of a tax-qualified defined benefit pension plan and the UP 1984 Mortality Table; and
(b) When the PBGC ceases to publish interest rates, present value shall be calculated using an interest rate that is one percent (1%)
less than the interest rate on 10-year Treasury securities (rounded to the nearest quarter percent) published by the Board of Governors of the Federal Reserve System and in effect on the last day of the calendar quarter preceding the date of the Participant’s
termination of employment date with all Ferro Group Companies and the applicable mortality table under Code Section 417(e)(3)
prescribed by the Secretary of the Treasury based on the prevailing insurance commissioners’ standard table used to determine reserves for group annuity contracts issued on the date as of which present value is being determined. Currently, the prevailing insurance commissioners’ standard table is the 1983 Group Annuity Mortality
Table.
Primary Death Benefit	The “primary death benefit” provided under the Qualified Plan.
Qualified Plan	The Ferro Corporation Retirement Plan, Plan Number 001, as
heretofore amended and as hereafter may be amended or amended and restated, together with any successor plan to which the liabilities thereunder may be transferred.
Qualified Spouse	As defined in the Qualified Plan.
Termination of Employment	Effective prior to January 1, 2008:
A Participant’s cessation of service with Ferro and the other Ferro
Group Companies, including subsidiaries and affiliates of the foregoing, for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, death, or
becoming Totally and Permanently Disabled.
Notwithstanding the foregoing, for purposes of triggering payment under Section 4.2, or 4.5, only such cessation of service which constitutes a “separation from service” under Code Section 409A shall constitute a Termination of Employment.
Effective January 1, 2008: With respect to any Participant:
(a) the separation from service within the meaning of Section 409A of the Code, of such Participant with the Company and all of its
Affiliates, for any reason, including without limitation, quit, discharge, or retirement, or a leave of absence (including military leave, sick leave, or other bona fide leave of absence such as temporary employment by the government if the period of such leave exceeds the greater of six months, or the period for which the
Participant’s right to reemployment is provided either by statute or by contract), or
(b) a permanent decrease in the level of the Participant‘s service to a level that is no more than twenty percent (20%) of its prior level. For this purpose, whether a Termination of Employment has occurred is determined based on whether it is reasonably
anticipated that no further services will be performed by the
Participant after a certain date or that the level of bona fide services the Participant will perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services less than 36 months).
Time Required by Law	The date designated for payment under the terms of the Plan or a later date in the same calendar year or, if later, the fifteenth
(15th) day of the third calendar month following the date
designated for payment. (However, if the Participant’s taxable year is not the calendar year, the date designated for payment under the terms of the Plan or a later date in the Participant’s taxable year or, if later, the fifteenth (15th) day of the third calendar month following the date designated for payment.)
If calculation of the amount of the benefit is not administratively practicable due to events beyond the control of the Participant (or the Participant’s Beneficiary), any date within the first taxable year of the Participant in which calculation of the payment is administratively practicable.
If making the payment on the date designated under the terms of the
Plan would jeopardize the ability of Ferro and Affiliates to continue as a going concern, the first taxable year of the
Participant in which making the payment would not have such effect.
If there is a delay in payment by the Administrator other than with the express or implied consent of the Participant, the first taxable year of the Participant in which the dispute is resolved.
The dispute shall be deemed resolved on the earliest date upon which: (a) the Participant and the Administrator or Ferro enter into a legally binding settlement, (b) the Administrator or Ferro concedes that an amount is payable, or (c) the Administrator or
Ferro is required to make payment pursuant to a final
non-appealable judgment or other binding decision. The foregoing provisions shall apply only if, during the period of the dispute, the Participant accepts any portion of the payment the
Administrator or Ferro willing to make (unless acceptance will result in relinquishment of the claim to any remaining portion), and makes prompt and reasonable good faith efforts to collect the remaining portion of the payment which meet the requirements of
Code Section 409A (including the timely notice requirements).
In the event the payment fails to fails to comply with Federal securities laws or other laws, the earliest date at which Ferro reasonably anticipates that the making of the payment will not cause such violation.
In the event the payment fails to be deductible under Code Section
162(m), or meets other conditions specified by the Commissioner of the Internal Revenue Service, such later date as may be provided under Code Section 409A.
Totally and Permanently Disabled	Any disability for which the Participant is determined to be totally disabled by the Social Security Administration and that qualifies a Participant for payment of benefits under the Qualified Plan.

Trust	The trust, if any, established pursuant to Section 6.1 of this Plan.

Ferro Group Companies

The following are the Ferro Group Companies:

Ferro Corporation

FEM Inc.

Ferro Color & Glass Corp. (formerly, Ferro Glass & Color Corporation)

Ferro International Services, Inc.

Ferro Pfanstiehl Laboratories, Inc.
Execution Page

To evidence this amended and restated Ferro Corporation Supplemental Defined Benefit Plan for Executive Employees, Ferro Corporation, as Plan sponsor, has caused this document to be executed by its duly authorized officer as of this 20th day of September, 2007.

Ferro Corporation
By:
James C. Bays Vice President, General Counsel & Secretary